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                                                                   EXHIBIT 10.63

                                    AGREEMENT

        AGREEMENT dated as of April 4, 2002 (this "Agreement"), between DJ ORTHOPEDICS, LLC, a Delaware limited liability company (the "Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia") as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

        A. Reference is made to (a) the Credit Agreement dated as of June 30, 1999 (as amended by Amendment No. 1 dated as of May 25, 2000 and Agreement dated as of July 13, 2000 and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, DJ Orthopedics, Inc., a Delaware corporation (successor to Donjoy, LLC), ("New Holdings"), the lenders from time to time party thereto (the "Lenders"), Wachovia, as Administrative Agent and Collateral Agent, and JPMorgan Chase Bank f/k/a The Chase Manhattan Bank, as Syndication Agent and as issuing bank (in such capacity, the "Issuing Bank"), (b) the Pledge Agreement dated as of June 30, 1999, among the Borrower, New Holdings, and each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrower, New Holdings and Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and the Collateral Agent for the Secured Parties (as defined in the Credit Agreement), (c) the Parent Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between New Holdings and the Collateral Agent and (d) the Subsidiary Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"; and, collectively with the Parent Guarantee Agreement, the "Guarantee Agreements") among the Subsidiary Pledgors and the Collateral Agent.

        B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement and the Credit Agreement.

        C. The Borrower has created a new wholly-owned subsidiary, dj Orthopedics Development Corporation (the "IP Subsidiary") and plans to transfer certain of its intellectual property to such IP Subsidiary. Under the Pledge Agreement, the Borrower agreed to pledge to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of its right, title, and interest in, and to, any shares of capital stock, membership interests, or other equity interests owned by the Borrower or obtained by the Borrower after the date thereof, and the certificates representing all such shares, membership interests or other equity interests. Therefore, the Borrower shall be required to pledge to the Collateral Agent, for the benefit of the Secured Parties, all of its right, title, and interest in and to 100% of the capital stock of the IP Subsidiary (the "Shares") and the certificates representing such Shares. This Agreement provides that upon the execution and delivery by the Borrower of this Agreement and delivery by the Borrower of the items set forth in Section 1 below, the Borrower shall be deemed to have


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pledged all of its right, title and interest in and to the Shares to the
Collateral Agent, for the benefit of the Secured Parties, as provided under the Pledge Agreement.

        Accordingly, the Collateral Agent and the Borrower agree as follows:

        SECTION 1. The Borrower does hereby transfer, grant, bargain, sell, convey, hypothecate, pledge, set over and deliver unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of the Borrower's right, title, and interest in and to the Shares and the certificates representing such Shares. The Borrower agrees to deliver to the Collateral Agent (a) any certificates representing the Shares,
(b) a stock power in the form of Exhibit A hereto, duly executed in blank, and
(c) an updated schedule (the "Schedule") listing the Pledged Securities heretofore and now being pledged by the Borrower, which schedule shall be attached to the Pledge Agreement as Schedule II and made a part thereof, and which schedule shall supersede any prior schedules so delivered by the Borrower.

        SECTION 2. The Borrower represents and warrants to the Collateral Agent and the other Secured Parties that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

        SECTION 3. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when the Collateral Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower and the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

        SECTION 4. The Borrower hereby represents and warrants that set forth on the Schedule provided pursuant to Section 1 of this Agreement, is a true and correct list of all its Pledged Securities.

        SECTION 5. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.


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        SECTION 7. The Borrower agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

        IN WITNESS WHEREOF, the Borrower and the Collateral Agent have duly executed this Agreement as of the day and year first above written.

                                    DJ ORTHOPEDICS, LLC, a Delaware limited
                                    liability company

                                    By: /s/ LESLIE H. CROSS
                                        ----------------------------------------
                                        Name:  Leslie H. Cross
                                        Title: President and CEO

                                    WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                    Collateral Agent

                                    By: /s/ HARRY E. ELLIS
                                        ----------------------------------------
                                        Name:  Harry E. Ellis
                                        Title: Managing Director, Corporate &
                                               Investment Banking


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                                    Exhibit A

                               Form of Stock Power

Assignment Separate from Certificate

        FOR VALUE RECEIVED, DJ ORTHOPEDICS, LLC hereby sells, assigns and transfers unto ____________________________ ________ (______) shares of the common stock, $____ par value per share, of DJ ORTHOPEDICS DEVELOPMENT CORPORATION, standing in the name of DJ ORTHOPEDICS, LLC on the books of the aforesaid corporation, represented by Certificate No. ___ herewith and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer the said stock on the books of the aforesaid corporation with full power of substitution in the premises.

Dated:  ___________________________


                                    DJ ORTHOPEDICS, LLC


                                    By:    /s/ LESLIE H. CROSS
                                           ------------------------------------
                                    Name:  Leslie H. Cross
                                    Title: President and Chief Executive Officer